UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

June 30, 2020

Date of Report (Date of earliest event reported)

THE RUBICON PROJECT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36384	20-8881738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12181 Bluff Creek Drive, 4th Floor

Los Angeles, CA 90094

(Address of principal executive offices, including zip code)

(310) 207-0272

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RUBI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2020, The Rubicon Project, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to its Sixth Amended and Restated Certificate of Incorporation. The Certificate of Amendment changes the Company’s name to “Magnite, Inc.” (the “Name Change”).

In connection with the Name Change, the Company’s Third Amended and Restated Bylaws were amended and restated (the “Fourth A&R Bylaws”), effective on June 30, 2020, solely to reflect the Name Change. The Fourth A&R Bylaws contain no other changes.

This summary is qualified by reference to the complete text of the Certificate of Amendment, attached as Exhibit 3.1 to this Current Report on Form 8-K, and the Fourth A&R Bylaws, attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On June 30, 2020, the Company issued a press release announcing the Name Change. The Company also announced that its ticker symbol on the Nasdaq Global Select Market will change to “MGNI” from “RUBI.” Trading under the new ticker symbol will begin at the open of the market on Wednesday, July 1, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
Exhibit Number	Description
3.1	Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of The Rubicon Project, Inc.
3.2	Fourth Amended and Restated Bylaws of Magnite, Inc.
99.1	Press Release, dated June 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RUBICON PROJECT, INC.

Date:	June 30, 2020	By:	/s/ Aaron Saltz
Aaron Saltz
General Counsel and Corporate Secretary